Exhibit 99.1

Sidoti & Company 12th Annual New York Emerging Growth Institutional Investor Forum March 25, 2008

2 All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of Investools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. and thinkorswim Advisors, Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

3 The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure. In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein. Investools Education Group uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments. STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The acquisition by Investools Inc. of thinkorswim Group, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma consolidated financial information for the years ended December 31, 2006 and each quarter beginning January 1, 2006 has been prepared as if the acquisition had occurred January 1, 2006. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Group for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our current report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 17, 2008, and Form 10-Qs filed with the Securities and Exchange Commission on May 10, 2007, November 14, 2007 and November 21, 2007. Investools Non-GAAP Financial Information

4 Our Investment Thesis The Online Broker for the Educated Investor Only broker to be ranked #1 or #2 in Barron’s broker comparison 3 years and counting: • Active, well educated option traders • Leader in trading technology and product development • Post merger industry leading growth in accounts, DARTs and client assets Leader in investor education • Full continuing education curriculum of paid investor education products and services • Profitable acquisition engine for thinkorswim brokerage platforms

5 Record Top-Line Growth Increased volume in brokerage accounts and trading activity lead to continued growth Education graduates continue to fuel brokerage accounts at a steady pace * See description on slide 3 of non-GAAP information 4th Quarter Revenue $46.4 $61.6 $94.1 2005 2006 2007 4th Quarter STV $59.6 $81.6 $88.6 2005 2006 2007

6 Record Bottom-Line Results Record volumes of graduates and trading activity drive continued improvement in bottom line * See description on slide 3 of non-GAAP information 4th Quarter Net Loss/Income -$6.0 -$11.1 $17.8 2005 2006 2007 4th Quarter Adj EBITDA Adj EBITDA –% of STV 21% 19% 27% $14.0 $15.8 $24.3 2005 2006 2007

7 Brokerage Revenue Reaches Record Levels 61% 67% 19% 18% 20% 15% 0% 20% 40% 60% 80% 100% Q4 '06 Q4 '07 Commissions Interest Other % of Revenue $41.4MM $17.5MM All brokerage revenue sources showing steady growth

8 Retail Account Growth Continues New funded accounts rose 66% vs. Q4 2006 Opened accounts total 124,150 as of 12/31/2007 Funded accounts total 57,775 as of 12/31/2007 Merger Closed Merger Announced

9 (1) Daily Average Revenue Trades Retail DARTs (1) Retail DARTs rose 323% vs. Q4 2006 Merger Closed Merger Announced

10 Annualized Trades & Commissions per Funded Account Trading activity is heavily options oriented High volume, high quality account base Merger Closed Merger Announced

11 Account balances average $45M as funded accounts have continued to grow at industry leading levels (1) Daily Average Revenue Trades Average Funded Account Balance Merger Closed Merger Announced

12 Total Graduates and Active Subscribers Over 345,000 investors have successfully graduated from Investools’ investor education programs* Active subscribers to Investools Online have grown 20%+ for each of the past five years * As of 2/29/2008

13 First Quarter Business Outlook + + + + • Positive trend in Revenue and Sales Transaction Volume vs. Q1 2007 • Net Income and Adjusted EBITDA Margin continued improvement vs. Q1 2007

14 thinkorswim Strategic Initiatives - Wor kshop ups ells Objective: Continue to grow active accounts through: • Effective conversion and independent marketing campaigns • Promotion of differentiated trading platforms • Leadership in trading technology and product development

15 thinkorswim Product Development We create cool, feature-rich, software. We attract smart, active traders with it. That’s not a bad thing.

16 thinkDesktop

17 Web-Based Trading

18 thinkPod This is simpler.

19 Where is this leading us? What are the possibilities?

20 thinkPod Integration

21 Desktop Widget Integration Simpler creates Pervasive Convenience

22 Monthly thinkorswim Release Notes

23 Investor Education Strategic Initiatives - Workshop upsells Objective: • Increase graduates at cost effective, profitable acquisition rates • Increase the flow of active accounts to thinkorswim’s trading platforms

24 Revamped Investools Homepage

25 Investools Online – Timely Market Commentary

26 Investools Online – Option Education

27 Las Vegas Investor Conference

28 Evolution of SWIM Growth Strategy Preview Events Foundation Course P A I D F R E E Continuing Education Investools Education Group

29 Evolution of SWIM Growth Strategy Preview Events thinkPod Foundation Course thinkPro thinkpipes thinkorswim Web P A I D F R E E thinkorswim Desktop Continuing Education Investools Education Group thinkorswim Online Brokerage

30 Evolution of SWIM Growth Strategy Preview Events mytrade Pods thinkPod Foundation Course thinkPro thinkpipes thinkorswim Web P A I D F R E E thinkorswim Desktop Continuing Education Investools Education Group thinkorswim Online Brokerage

31 Sidoti & Company 12th Annual New York Emerging Growth Institutional Investor Forum Q&A